John Hancock Mutual Funds

Supplement dated April 15, 2013

to all current Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information relating to Class A, Class B and/or Class C shares

The following information supplements and supersedes any information to the contrary relating to Class A, Class B and Class C shares offered by any John Hancock fund contained in the Summary Prospectus, Statutory Prospectus and Statement of Additional Information relating to those share classes.

Class B Shares Closed to New Investors

Effective after the close of business April 12, 2013, no Class B shares may be purchased by new investors of any John Hancock fund. Group retirement plans may continue to add new participants to plans already invested in Class B shares of John Hancock funds. Effective as of July 1, 2013 (the Effective Date), Class B shares may not be purchased or acquired by any new or existing Class B shareholder, except by exchange from Class B shares of another fund John Hancock fund or through dividend and/or capital gains reinvestment. After the Effective Date, any other investment received by a John Hancock fund that is intended for Class B shares will be rejected. After the Effective Date, a shareholder owning Class B shares may continue to hold those shares until such shares automatically convert to Class A shares under the Fund’s existing conversion schedule, or until the shareholder redeems such Class B shares, subject to any applicable contingent deferred sales charge (CDSC). Existing shareholders will continue to have exchange privileges with Class B shares of other John Hancock funds.

Beginning on the Effective Date, Class B shareholders will no longer be permitted to make automatic investments in Class B shares through the Monthly Automatic Accumulation Plan (MAAP). To continue automatic investments, a Class B shareholder must designate a different share class of the same fund or another John Hancock fund for any purchases on or after the Effective Date, provided the shareholder meets the eligibility requirements for that share class. If the Class B shareholder does not designate a different share class, future automatic purchases of Class B shares on or after the Effective Date will be rejected. Effective as of the date of this Supplement, no new Class B MAAPs will be established.

Class B shareholders can continue to hold Class B shares in IRA or SIMPLE IRA accounts, but additional contributions must be made to another share class. If a Class B shareholder with a MAAP for an IRA or SIMPLE IRA account does not provide alternative investment instructions by the Effective Date, subsequent automatic purchases will be rejected.

All other Class B share features, including but not limited to distribution and service fees, CDSC, the reinstatement privilege and conversion features, will remain unchanged for Class B shares held after the Effective Date. Accumulation Privileges as described in the prospectus will remain unchanged. Shareholders can continue to include the value of Class B shares of any John Hancock open-end fund currently owned for purposes of qualifying for a reduced Class A sales charge.

Employer-sponsored retirement plans that currently hold Class B shares and can no longer purchase Class B shares due to the Class B closure to purchases, may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly assess a sales charge on plan investments, or Class C shares if the plans meet Class C eligibility requirements and Class C is available on their recordkeeper’s platform. If the recordkeeper is not able to assess a front-end sales charge on Class A shares, or Class C is otherwise not an available or appropriate investment option, only then may such employer-sponsored retirement plans invest in one of the Classes of R shares.

You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Statutory Prospectus and/or Statement of Additional Information, as applicable, and retain it for future reference.

John Hancock Mutual Funds

Supplement dated April 15, 2013

to all current Class A, Class B and/or Class C shares Summary Prospectuses

Lower Minimum Initial Investment requirement for Class A, Class B and Class C Shares

Effective as of the close of business on April 26, 2013, the minimum initial investment amount for Class A, Class B and Class C shares will be lowered from $2,500 to $1,000. The lower $1,000 minimum initial investment amount will apply to Coverdell ESAs. The minimum initial investment amount for group investments remains $250.

You should read this Supplement in conjunction with the fund’s Summary Prospectus, Statutory Prospectus and/or Statement of Additional Information, as applicable, and retain it for future reference.

John Hancock

 Small Cap Intrinsic Value Fund

SUMMARY PROSPECTUS 3–1–13 (as revised 4–15–13)

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the statement of additional information and most recent reports, online at www.jhfunds.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 1-800-225-5291 or by sending an e-mail request to info@jhfunds.com. The fund’s prospectus and statement of additional information, both dated 3-1-13, as may be supplemented, and most recent financial highlights information included in the shareholder report, dated 10-31-12, are incorporated by reference into this Summary Prospectus.

Class A: JHIAX Class B: JCIBX Class C: JSICX

Investment objective

To seek long-term capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. More information about these and other discounts is available on pages 14 to 16 of the prospectus under “Sales charge reductions and waivers” or pages 69 to 73 of the fund’s statement of additional information under “Initial Sales Charge on Class A Shares.”

Shareholder fees (%) (fees paid directly from your investment)	Class A	Class B	Class C
Maximum front-end sales charge (load) on purchases as a % of purchase price	5.00	None	None
	1.00
	(on certain purchases,
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever	including those of
is less	$1 million or more)	5.00	1.00

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management fee[1]	0.88	0.88	0.88
Distribution and service (12b-1) fees	0.30	1.00	1.00
Other expenses	0.32	0.62	0.37
Total annual fund operating expenses	1.50	2.50	2.25

1	“Management fee” has been restated to reflect contractual changes effective June 1, 2012.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment in the fund for the time periods indicated (Kept column) and then assuming a redemption of all of your shares at the end of those periods (Sold column). The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class A		Class B		Class C
Shares	Sold	Kept	Sold	Kept	Sold	Kept
1 Year	645	645	753	253	328	228
3 Years	950	950	1,079	779	703	703
5 Years	1,278	1,278	1,531	1,331	1,205	1,205
10 Years	2,201	2,201	2,590	2,590	2,585	2,585

A Domestic Equity Fund

John Hancock Small Cap Intrinsic Value Fund

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 70% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. The fund considers small-capitalization companies to be those companies in the capitalization range of the Russell 2000 Index, which was $2.7 million to $4.7 billion as of December 31, 2012. Equity securities include common and preferred stocks and their equivalents.

In managing the fund, the subadvisor emphasizes a “bottom-up” approach to individual stock selection. With the aid of proprietary financial models, the subadvisor looks for companies that are selling at what appear to be substantial discounts to their long-term intrinsic values. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The subadvisor uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams, strong competitive positions and strong management. The fund may attempt to take advantage of short-term market volatility by investing in companies involved in managing corporate restructuring or pending acquisitions.

The fund may invest up to 35% of its total assets in foreign securities. The fund may invest up to 20% of its total assets in bonds of any maturity rated as low as CC by Standard & Poor’s Ratings Services (S&P) or Ca by Moody’s Investors Service, Inc. (Moody’s) and their unrated equivalents (bonds rated BB and below by S&P or Ba and below by Moody’s are considered below investment-grade (i.e., “junk bonds”)).

The fund may, to a limited extent, engage in derivatives transactions that include futures contracts, options and foreign currency forward contracts, in each case for the purposes of reducing risk and/or obtaining efficient market exposure.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund intends to invest and the main risks associated with each of them:

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Sector risk Because the fund may from time to time focus on one or more sectors of the economy, at such times its performance will depend in large part on the performance of those sectors. A fund that invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those sectors. As a result, at such times, the value of your investment may fluctuate more widely than it would in a fund that is invested across sectors.

Past performance

The following performance information in the bar chart and table below illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year. However, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/FundPerformance, or by calling Signature Services at 1-800-225-5291, Monday–Thursday between 8:00 A.M. and 7:00 P.M. and on Fridays between 8:00 A.M. and 6:00 P.M., Eastern Time.

Calendar year total returns These do not include sales charges and would have been lower if they did. Calendar year total returns are shown only for Class A shares and would be different for other share classes.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns These are shown only for Class A shares and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

Calendar year total returns — Class A (%)

Year-to-date total return The fund’s total return for the year ended December 31, 2012 was 17.04%.

Best quarter: Q2 ’09, 25.04%

Worst quarter: Q4 ’08, –36.73%

John Hancock Small Cap Intrinsic Value Fund

Average annual total returns (%)	1 Year	5 Year	Inception
as of 12-31-12			2-28-05
Class A before tax	11.19	–4.06	3.92
After tax on distributions	11.19	–4.34	3.20
After tax on distributions, with sale	7.27	–3.55	2.98
Class B before tax	10.78	–4.35	3.74
Class C before tax	15.21	–3.77	3.88
Russell 2000 Index	16.35	3.56	5.21

Investment management

Investment advisor John Hancock Advisers, LLC

Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Bill Talbot, CFA	Joseph Nowinski
Senior Managing Director, Senior Portfolio Manager	Managing Director, Portfolio Manager

Joined fund team in 2013	Joined fund team in 2013

Purchase and sale of fund shares

The minimum initial investment requirement for Class A, Class B and Class C shares of the fund is $2,500, except for Coverdell ESAs, which is $2,000, and for group investments, which is $250. There are no subsequent investment requirements. You may redeem shares of the fund on any business day through our Web site: www.jhfunds.com; by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or by telephone: 1-800-225-5291.

Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner or retirement plan administrator), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

© 2013 John Hancock Funds, LLC      640SP   3-1-13 (as revised 4-15-13)      SEC file number: 811-00560